STATSURE DIAGNOSTIC SYSTEMS, INC.
                                 March 31, 2006

                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Peltzman, Chief Executive Officer of StatSure Diagnostic Systems, Inc., hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

      (1) that the Quarterly Report on Form 10-QSB of StatSure Diagnostic Systems, Inc. for the quarterly period ended on March 31, 2006 filed with the Securities and Exchange Commission on the date hereof at File No. 0-21284 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of StatSure Diagnostic Systems, Inc.

Dated:  May 18, 2006
                                       /s/ Steve M. Peltzman
                                       -----------------------------------------
                                       Steve M. Peltzman
                                       Chief Executive Officer